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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 9, 2007


                         INDALEX HOLDINGS FINANCE, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                   333-138178              20-3730880
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
         incorporation)                                    Identification No.)


                      75 Tri-State International, Suite 450
                             Lincolnshire, IL 60069
          (Address of principal executive offices, including Zip Code)



                                 (847) 810-3000
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Michael E. Alger, the Chief Financial Officer of Indalex Holdings Finance, Inc. (the "Company"), has notified the Company that he will be resigning as Chief Financial Officer of the Company in order to accept a position with Sun Capital Partners, the Company's equity sponsor. Mr. Alger will remain with the Company through the end of September and will play an active role in identifying his successor. Mr. Alger will remain a member of the Board of Directors of the Company and will join the audit committee in October of 2007.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INDALEX HOLDINGS FINANCE, INC.


                                               /s/ Timothy R.J. Stubbs
                                            ------------------------------------
Date: August 10 , 2007                      Name:  Timothy R.J. Stubbs
                                            Title: Chief Executive Officer





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